EXHIBIT 32.2

Certification of the Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this quarterly report on Form 10-Q of The Wet Seal, Inc. for the period ended July 31, 2004, I, Douglas C. Felderman, Senior Vice President and Chief Financial Officer of The Wet Seal, Inc., hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	This Form 10-Q for the period July 31, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this Form 10-Q for the period ended July 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of The Wet Seal, Inc.

Date: September 9, 2004	/s/ DOUGLAS C. FELDERMAN
Douglas C. Felderman
Executive Vice President and
Chief Financial Officer
(Principal Financial and Accounting Officer)